UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2013

Merrimack Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35409	04-3210530
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square, Suite B7201 Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 441-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Underwriting Agreements

On July 11, 2013, Merrimack Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Equity Underwriting Agreement”) with the underwriters listed therein (the “Equity Underwriters”), for which J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as representatives, to issue and sell to the Equity Underwriters 5,000,000 shares of the Company’s common stock (the “Shares”) in a public offering pursuant to a Registration Statement on Form S-3 (File No. 333-186369) (the “Registration Statement”) and a related prospectus filed with the Securities and Exchange Commission (the “SEC”), at a public offering price of $5.00 per share (the “Common Stock Offering”).  The Company also granted the Equity Underwriters an option, exercisable for 30 days, to purchase up to an additional 750,000 shares of its common stock at the public offering price less underwriting discounts and commissions.  The Company estimates that the net proceeds from the Common Stock Offering, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, will be approximately $23.3 million (or approximately $26.8 million if the Equity Underwriters exercise in full their option to purchase additional shares).

On July 11, 2013, the Company also entered into an underwriting agreement (the “Notes Underwriting Agreement”) with the underwriters listed therein (the “Note Underwriters”), for which J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as representatives, to issue and sell to the Note Underwriters $125,000,000 in aggregate principal amount of 4.50% Convertible Senior Notes due 2020 (the “Notes”) in a public offering pursuant to the Registration Statement and a related prospectus filed with the SEC (the “Convertible Notes Offering”). The Company also granted the Note Underwriters an option, exercisable for 30 days, to purchase up to an additional $18,750,000 in aggregate principal amount of the Notes at the public offering price less underwriting discounts and commissions. The Notes are to be issued pursuant to a base indenture, as supplemented by a supplemental indenture (as so supplemented, the “Indenture”), in each case, to be entered into between the Company and Wells Fargo Bank, National Association, as trustee.  The Company estimates that the net proceeds from the Convertible Notes Offering, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, will be approximately $120.6 million (or approximately $138.8 million if the Note Underwriters exercise in full their option to purchase additional Notes).

Each of the Equity Underwriting Agreement and the Notes Underwriting Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, indemnification obligations of the Company and the Equity Underwriters and the Notes Underwriters, respectively, and termination and other customary provisions.

The above descriptions of the Equity Underwriting Agreement and Notes Underwriting Agreement are qualified in their entirety by reference to the Equity Underwriting Agreement and Notes Underwriting Agreement, copies of which are filed as Exhibit 1.1 and Exhibit 1.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Amendment to Hercules Loan and Security Agreement

On July 10, 2013, in connection with the Convertible Notes Offering, the Company and Hercules Technology Growth Capital, Inc. (“Hercules”) entered into an amendment, consent and waiver to the Loan and Security Agreement dated as of November 8, 2012 by and between the Company and Hercules (the “Loan and Security Agreement”) that permits the offering and issuance of the Notes (the “Hercules Amendment”).  Pursuant to the Hercules Amendment:

•                  Hercules consented to the Convertible Notes Offering;

•                  the Company and Hercules acknowledged that certain rights granted to Hercules in the Loan and Security Agreement to participate in certain private financing transactions undertaken by the Company do not apply to the Convertible Notes Offering;

•                  the Company agreed not to amend or modify the terms of the Notes or the Indenture in a manner adverse to Hercules;

•                  the Company agreed not to make any cash payments under the terms of the Indenture, other than interest payments (which are permitted so long as no event of default has occurred and is continuing under the Loan and Security Agreement) and payment of cash in lieu of fractional shares upon conversion of the Notes into shares of the Company’s common stock, without the consent of Hercules; and

•                  the Company and Hercules agreed to certain other ministerial amendments to permit the offering and issuance of the notes under the terms of the Loan and Security Agreement and related matters.

The above description of the Hercules Amendment is qualified in its entirety by reference to the Hercules Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.  Other Events.

On July 11, 2013, the Company announced the pricing of the Shares sold in the Common Stock Offering and the Notes sold in the Convertible Notes Offering.  The full text of the press release issued in connection with the announcement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, has issued a legal opinion with respect to the Shares sold in the Common Stock Offering and a legal opinion with respect to the Notes sold in the Convertible Notes Offering and the shares of the Company’s common stock issuable upon conversion of the Notes. Copies of such opinions, including the consents included therein, are attached to this Current Report on Form 8-K as Exhibit 5.1 and Exhibit 5.2, respectively.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMACK PHARMACEUTICALS, INC.

Date: July 12, 2013	By:	/s/ Jeffrey A. Munsie
Jeffrey A. Munsie
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
1.1

Equity Underwriting Agreement, dated July 11, 2013, by and among Merrimack Pharmaceuticals, Inc. and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters

1.2

Notes Underwriting Agreement, dated July 11, 2013, by and among Merrimack Pharmaceuticals, Inc. and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters

5.1	Opinion of Wilmer Cutler Pickering Hale & Dorr LLP with respect to the Shares sold in the Common Stock Offering

5.2	Opinion of Wilmer Cutler Pickering Hale & Dorr LLP with respect to the Notes sold in the Convertible Notes Offering

10.1

Amendment, Consent and Waiver dated July 10, 2013 to the Loan and Security Agreement, dated as of November 8, 2012, by and between Merrimack Pharmaceuticals, Inc. and Hercules Technology Growth Capital, Inc.

23.1	Consent of Wilmer Cutler Pickering Hale & Dorr LLP (included in Exhibit 5.1)

23.2	Consent of Wilmer Cutler Pickering Hale & Dorr LLP (included in Exhibit 5.2)

99.1	Press release issued by Merrimack Pharmaceuticals, Inc. on July 11, 2013